UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 11, 2010
Archipelago Learning, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34555	27-0767387

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3400 Carlisle St., Suite 345, Dallas, Texas	75204

(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): 800-419-3191
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On June 14, 2010, Archipelago Learning, Inc., or the “Company,” posted a corporate presentation to its website at http://investor.archipelagolearning.com/financials.cfm. The presentation, attached as Exhibit 99.1 and incorporated by reference, provides an overview of the Company’s strategy and performance, and will be used during various investor conferences throughout the second and third quarters.
Item 7.01 Regulation FD Disclosure
     On June 11, 2010, the Company issued a press release, attached as Exhibit 99.2 and incorporated by reference, announcing that Tim McEwen, Chief Executive Officer, and James Walburg, Chief Financial Officer, will present at the 30th Annual William Blair Growth Stock Conference at the Four Seasons Hotel in Chicago on Tuesday, June 15, 2010 at 2:10 p.m., CDT.
     At this conference, Messrs. McEwen and Walburg will be discussing the strategies and performance for the quarter and last twelve months ended March 31, 2010, and their presentation will include the corporate presentation attached as Exhibit 99.1 and incorporated by reference. The presentation will be webcast live on the Company’s website at http://investor.archipelagolearning.com/events.cfm.
     The information in this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 and 7.01, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Corporate Presentation of Archipelago Learning, Inc., dated June 2010

99.2	Press Release of Archipelago Learning, Inc., dated June 11, 2010, announcing its presentation at the William Blair Growth Stock Conference

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHIPELAGO LEARNING, INC.

By: Name:	/s/ James Walburg James Walburg
Title:	Executive Vice President,
Chief Financial Officer and Secretary
Date: June 14, 2010

Exhibit Index

Exhibit No.	Description

99.1	Corporate Presentation of Archipelago Learning, Inc., dated June 2010

99.2	Press Release of Archipelago Learning, Inc., dated June 11, 2010, announcing its presentation at the William Blair Growth Stock Conference